UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 20, 2005

SEABULK INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28732	65-0966399
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2200 ELLER DRIVE, P.O. BOX 13038, FT. LAUDERDALE, Florida		33316
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954 523 2200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On January 20, 2005, the Compensation Committee of the Board of Directors of the Registrant recommended and the Board of Directors ratified and adopted the specimen forms of Non-Qualified Stock Option Agreement and Restricted Stock Agreement attached to this report as Exhibits 10.40 and 10.41, respectively, pursuant to the Amended and Restated Equity Ownership Plan on file as Exhibit 4.5 to the Registrant's Report on Form 10-K for the fiscal year ended December 31, 2003.

Item 9.01. Financial Statements and Exhibits.

(c)Exhibits. The following exhibits are filed herewith:

EXHIBIT INDEX

10.40 Specimen form of Non-Qualified Stock Option Agreement
10.41 Specimen form of Restricted Stock Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABULK INTERNATIONAL, INC.

January 24, 2005	By:	ALAN R. TWAITS

Name: ALAN R. TWAITS
Title: SENIOR VICE PRESIDENT, SECRETARY & GENERAK COUNSEL

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Exhibit Index

Exhibit No.	Description

10.40	Specimen Form Stock Option Agreement
10.41	Specimen Form Restricted Stock Agreement